Aquila Three Peaks Opportunity Growth Fund
380 Madison Avenue Suite 2300
New York, NY 10017
800-437-1020
212-697-6666

Tickers:	Class A – ATGAX	Class C – ATGCX
	Class I – ATRIX	Class Y – ATGYX

Statement of Additional Information	April 25, 2012 As Revised As Of July 16, 2012

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Fund dated April 25, 2012. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from
the Fund’s Distributor, Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300, New York, NY 10017
800-437-1020 toll-free
or 212-697-6666

Financial Statements

The financial statements and financial highlights for the Fund for the fiscal year ended December 31, 2011, which are contained in the Annual Report for that fiscal year, filed with the Securities and Exchange Commission on March 7, 2012 (Accession No. 0000915402-12-000003), are hereby incorporated by reference into this SAI.  Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Fund can be obtained without charge by calling the toll-free number listed above.  The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Fund Policies	10
Management of the Fund	12
Ownership of Securities	20
Investment Advisory and Other Services	21
Brokerage Allocation and Other Practices	36
Capital Stock	36
Purchase, Redemption, and Pricing of Shares	38
Additional Tax Information	48
Underwriters	54
Proxy Voting Procedures	56
Appendix A	60

Aquila Three Peaks Opportunity Growth Fund

Statement of Additional Information

Fund History

The Fund is a Massachusetts business trust formed in 1994.  It is an open-end, diversified management investment company. It operated under the name Aquila Rocky Mountain Equity Fund until October 15, 2010, when its name was changed to Aquila Three Peaks Opportunity Growth Fund.

Investment Strategies and Risks

The Fund’s investment objective is capital appreciation.

The following supplements the discussion of the Fund’s strategies and risks and the securities in which the Fund may invest.

Convertible Securities

A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the dividends received from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords the opportunity through its conversion feature to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Warrants

The Fund may also invest in warrants. Warrants entitle the holder to purchase a fixed number of shares of the common stock of the issuer at a fixed price during certain specified times. The value of the warrants from time to time depends upon the market evaluation of the likelihood that exercise of the warrants would be economically advantageous before they expire. The market price of warrants tends to be more volatile than that of the underlying common stock.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities, up to 25% of its net assets, to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions which Three Peaks Capital Management, LLC (the “Sub-Adviser”) has determined are creditworthy under guidelines established by the Fund’s Board of Trustees and will receive collateral in the form of cash or short-term U.S. Government securities equal at least to 100% of the value of the securities loaned. The value of the collateral and the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by any finders’ fees paid to broker-dealers and any other related expenses.

Borrowings by the Fund

The Fund can borrow money for temporary or emergency purposes from a bank. The Fund will not borrow amounts in excess of 10% of net assets and will not purchase securities if borrowings are equal to or greater than 5% of net assets. The Fund intends primarily to exercise such borrowing authority to meet any abnormal level of shareholder redemptions and under circumstances where redemptions exceed available cash.

Repurchase Agreements

The Fund may purchase securities subject to repurchase agreements, provided that such securities consist entirely of U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest credit rating category by at least one nationally recognized statistical rating organization. Repurchase agreements may be entered into only with commercial banks or broker-dealers. Subject to the control of the Board of Trustees, the Sub-Adviser will regularly review the financial strength of all parties to repurchase agreements with the Fund.

Under a repurchase agreement, at the time the Fund purchases a security, the Fund also resells it to the seller and must deliver the security (or securities substituted for it) to the seller on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the “Resold Securities.”) The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such transactions being explicitly included in the definition of “lend” in the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the “collateral” is at least equal to the resale price provided in the agreement, including the accrued interest earned thereon, plus additional market value as is considered necessary to provide a margin of safety. During the term of the repurchase agreement, the Fund or its custodian either has actual physical possession of the Resold Securities or, in the case of a security registered in book entry system, the book entry is maintained in the name of the Fund or its custodian.

The Fund retains an unqualified right to possess and sell the Resold Securities in the event of a default by the other party. However, in the event of bankruptcy or other default by the other party, there may be delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest.

Shares of Investment Companies

The Fund may purchase shares of investment companies other than those of the Aquila Group of Funds. The Fund will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which the Fund invests may have a distribution plan under which it may pay for distribution expenses or services. Such investments may be in money-market funds to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which the Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of the Fund so invested. The Fund may also invest in other types of investment companies from time to time for other portfolio management purposes under applicable law. The Fund may not invest in the shares of investment companies if immediately thereafter it will have invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it will own more than 3% of the total outstanding voting stock of such a company.

Options Transactions

The Fund may purchase put options and purchase and write (i.e., sell) call options for hedging purposes, in order to generate additional income, or as a means of taking a position in a security deemed attractive by the Sub-Adviser. The Fund will purchase or write options only on equity securities that are traded on national securities exchanges or that are listed on NASDAQ. The Fund may purchase put and write call options only on equity securities which are held in the Fund’s investment portfolio or to close out positions. Additionally, the Fund may purchase calls on securities which are not in the Fund’s portfolio or to close out positions.

The Fund will not (a) write call options if immediately after any such transaction, the aggregate value of the securities underlying the calls would exceed 20% of the Fund’s net assets, or (b) purchase put or call options if, immediately after such purchases, the premiums paid for all such options owned at the time would exceed 5% of the Fund’s net assets. The Fund will not write put options except to close out positions.

Writing Covered Call Options

The Fund may write (sell) “covered” call options (and purchase options to close out options previously written by the Fund) to generate additional income from option premiums. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security underlying the option. Covered call options will generally be written on securities which, in the opinion of the Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time prior to a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (OCC) and of the Exchanges. The Fund will write only covered call options. This means that the Fund will only write a call option on a security which the Fund already owns. The Fund will not write call options on when-issued securities.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration date of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or a loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account. The Fund does not consider a security covered by a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Sub-Adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

If the writer of an option wishes to terminate the obligation, he or she may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with rules of the OCC, which is an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Purchasing Put Options

The Fund may purchase put options on an underlying security owned by the Fund. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. The example of such use of put options is provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing put options.

The Fund may purchase a put option on an underlying security (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of its security. Such hedge protection is provided only during the life of the put option when the Fund as the holder of the put option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Sub-Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. The option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Writing Put Options

The Fund will not write put options except to close out transactions as described above.

Purchasing Call Options

The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below. The Fund will not purchase options for leverage purposes and will commit no more than 5% of its assets to premiums when purchasing call options.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to fix its cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of stock that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Risks Associated with Options Transactions

Option transactions involve risks and transaction costs which the Fund would not incur if it did not engage in option transactions. If the Sub-Adviser’s predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options include (i) dependence upon the Sub-Adviser’s ability to predict correctly movements in the direction of securities prices; (ii) imperfect correlation between the price of options and the movements in the prices of securities being hedged; (iii) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse consequences and (vi) the possible inability of the Fund to purchase or sell portfolio securities at a time when it would otherwise be favorable to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, because of the requirement for the Fund to maintain “cover” or to segregate securities in connection with a hedging transaction.

Lower-Rated Convertible Fixed-Income Securities

The Fund is permitted to invest without limit in convertible securities of any rating, including so-called “high-yield” securities or “junk bonds,” or in unrated convertible bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market.

Over-the-Counter Market

The Fund is permitted to invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund would invest may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings (“IPOs”)

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. At the present time, IPOs may have a magnified performance impact on the Fund due to its currently small asset base. The impact of individual IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases. Because IPO shares frequently are volatile in price, the Sub-Adviser could determine to hold IPO shares for a very short period of time. This could increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares after a very short period of time, the Fund may recognize short-term capital gains, which would be taxable as ordinary income when distributed to shareholders. In addition, the market for IPO shares may be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

The Fund is permitted to invest up to 15% of its net assets in foreign securities either indirectly (e.g., through depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund’s performance may depend on issues other than the performance of a particular company. These issues include:

Currency Risk. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security has increased in value in its home currency. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund’s assets from that country.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Transaction Costs. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

The Fund may invest up to 30% of its net assets in zero coupon, pay-in-kind (“PIK”) and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

The income-producing securities that the Fund might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code, the Fund must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and PIK securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Real Estate Investment Trusts

The Fund may invest in liquid securities issued by equity real estate investment trusts, which own real estate properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for generally favorable tax treatment under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days for the price of which the Fund values it. The Trustees have authorized the Sub-Adviser to make liquidity determinations with respect to certain securities, including Rule 144A Securities and commercial paper purchased by the Fund. Under the guidelines established by the Trustees, the Sub-Adviser will consider some or all of the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-Adviser also considers whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a NRSRO. A foreign security that can be freely traded on or through the facilities of an offshore exchange or other established offshore securities market will normally qualify as liquid.

If illiquid securities were to exceed 15% of the Fund’s net assets after the time of purchase, the Sub-Adviser would take steps to reduce in an orderly fashion the Fund’s holdings of illiquid securities. Because illiquid securities are (by definition) not readily marketable, the Sub-Adviser might not be able to dispose of them in a timely manner. As a result, the Fund might be forced to hold illiquid securities while their price depreciated. Depreciation in the price of illiquid securities might cause the net asset value of the Fund to decline.

Other Income-Producing Securities

The Fund may invest in other types of income producing securities, including:

Variable and Floating Rate Obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

In order to use these investments most effectively, the Sub-Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Sub-Adviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

The Fund can purchase tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

Defaulted Securities

The Fund may invest in defaulted securities. The Fund will invest in defaulted securities only when the Sub-Adviser believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-Adviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which the Sub-Adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the Sub-Adviser believes could be readily sold, and holdings of such securities will, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Fund Policies
Investment Restrictions

The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a “majority,” as defined in the 1940 Act, of the Fund’s outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. The Fund’s fundamental policies are set forth below:

1.           The Fund invests only in certain limited securities.

The Fund cannot buy any commodities or commodity contracts, any mineral related programs or leases or combinations thereof.

The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or Aquila Investment Management LLC (the “Manager”) or its Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer together own in the aggregate more than 5% of such securities.

The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2.           The Fund does not buy for control.

The Fund cannot invest for the purpose of exercising control or management of other companies.

3.           The Fund does not sell securities it does not own or borrow from brokers to buy securities.

Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of options and can pay premiums on these options.

4.           The Fund is not an underwriter.

The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5.           The Fund has industry investment requirements.

The Fund cannot buy securities in any one industry if more than 25% of its total assets would then be invested in securities of that industry.

6.           The Fund can make loans only by lending securities or entering into repurchase agreements.

The Fund can lend its portfolio securities (see “Lending of Portfolio Securities”) and can enter into repurchase agreements (see “Repurchase Agreements”) but cannot otherwise make loans. The Fund can buy debt securities as described above (see “Investment of the Fund’s Assets”); this is investing, not making a loan.

7.           The Fund can borrow only in limited amounts for special purposes.

The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund’s income. Except in connection with borrowings, the Fund will not issue senior securities.

The Fund will not purchase any security while it has any outstanding borrowings which exceed 5% of the value of its total assets.

Management of the Fund

The Board of Trustees

The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund’s operations, including approval of any advisory and sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund’s Distribution Plan and Shareholder Services Plan.

The Fund has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls.  The Audit Committee had two meetings during the last fiscal year.

The Fund has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the last fiscal year.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Fund at its principal address for the attention of the Chair of the Nominating Committee.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund, or the Manager, the Sub-Adviser or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in equity and fixed income securities and the Board uses the financial knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about each Trustee, officer and the Chairman Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name, Address(1) and Date of Birth Interested Trustee(3)	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (02/25/58)	Trustee since 1997 and President since 2002
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(4) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010)

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Tucker Hart Adams Colorado Springs, CO (01/11/38)	Chair of the Board of Trustees since 2005 and Trustee since 1993	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Trustee, Colorado Health Facilities Authority; advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts); formerly Director, Touch America and Mortgage Analysis Computer Corp.

Gary C. Cornia Orem, UT (06/24/48)	Trustee since 2002	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA
Grady Gammage, Jr. Phoenix, AZ (10/01/51)	Trustee since 2004	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	4	None

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Glenn P. O’Flaherty Denver, CO (08/03/58)	Trustee since 2007	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, February-December 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	3	Trustee of Aquila Money-Market Funds 2009-1012

    The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 25 years of experience in mutual fund management.
Tucker Hart Adams:	Experienced economist.
Gary C. Cornia:	Experienced educator in business and finance.
Grady Gammage, Jr.:	Lawyer, educator, active in land use, water issues and other public affairs.
Glenn P. O’Flaherty:	Knowledgeable about financial markets and operation of mutual funds.
    References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Chairman Emeritus (5)
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2006, Chairman of the Board of Trustees, 1993-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2004
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Stephen J. Caridi New York, NY (05/06/61)	Vice President since 2006
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Sherri Foster Lahaina, HI (07/27/50)	Vice President since 2006
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President since 1997 and formerly Assistant Vice President of the three Aquila Money-Market Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006; Registered Representative of the Distributor since 1985.

Jason T. McGrew Elizabethtown, KY (08/14/71)	Vice President since 2006
Vice President, Churchill Tax-Free Fund of Kentucky since 2001, Assistant Vice President, 2000-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006; Investment Broker with Raymond James Financial Services 1999-2000 and with J.C. Bradford and Company 1997-1999; Associate Broker at Prudential Securities 1996-1997.

Christine L. Neimeth Portland, OR (02/10/64)	Vice President since 1999	Vice President of Aquila Three Peaks Opportunity Growth Fund and Tax-Free Trust of Oregon.
Alan R. Stockman Glendale, AZ (07/31/54)	Vice President since 1999
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

M. Kayleen Willis Salt Lake City, UT (06/11/63)	Vice President since 2004	Vice President, Tax-Free Fund For Utah since September 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, since 2004.
Randall S. Fillmore New York, NY (11/11/60)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund & Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Name, Address(1) and Date of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Aquila Three Peaks Opportunity Growth Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Because the Fund does not hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(3) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and  shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(4)  The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(5) The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Trustees
(as of 12/31/11)

Name of Trustee	Dollar Range of Ownership in Aquila Three Peaks Opportunity Growth Fund(1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds (1)

Interested Trustee

Diana P. Herrmann	C	E
Non-interested Trustees
Tucker Hart Adams	B	C
Gary C. Cornia	E	E

Grady Gammage, Jr.	E	E
Glenn P. O’Flaherty	B	C

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation

The Fund does not currently pay fees to any of the Fund’s officers or to Trustees affiliated with the Manager or the Sub-Adviser.  For its fiscal year ended December 31, 2011, the Fund paid a total of $81,548 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the Fund’s fiscal year from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Fund	Compensation from all Funds in the Aquila Group of Funds	Number of Boards on which the Trustee Serves

Tucker H. Adams	$26,000	$64,500	4

Gary C. Cornia	$16,400	$84,500	5

Grady Gammage, Jr.	$14,250	$50,000	4

Glenn P. O’Flaherty	$19,439	$119,750	3

Class A Shares may be purchased without a sales charge by the Fund’s Trustees and officers. (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

On April 2, 2012, the following persons held 5% or more of any class of the Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	81,588 Class A Shares 22,251 Class C Shares	15.78% 26.11%

Reliance Trust Co. Cust. FBO Aquila Management 401 PSP P.O. Box 48529 Atlanta, GA	30,534 Class A Shares	5.90%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	8,548 Class C Shares 217 Class I Shares 16,404 Class Y Shares	10.03% 55.84% 8.33%

NFS LLC FEBO Savedaily Com. Inc. FBO Planmember Accts. 3020 Old Ranch Pkwy Ste 140 Seal Beach, CA	24,944 Class Y Shares	12.66%

Name and address of the holder of record	Number of shares	Percent of class
Ameritrade Inc. For Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE	87 Class I Shares	22.41%
Additional 5% shareholders
NFS LLC FEBO Steven J. Tyrholm PO BOX 2810 White City, OR	9,113 Class C Shares	10.69%

NFS LLC FEBO John M. Bell Kendall K. Bell 945 Loma Linda Dr. Klamath Falls, OR	4,351 Class C Shares	5.11%

BNYM TRUST CO CUST IRA FBO Sally Joanne Church 4550 SW 75th Ave. Portland, OR	84 Class I Shares	21.75%

The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

The officers and Trustees of the Fund as a group owned approximately 3.9% of the Fund’s outstanding shares as of March 31, 2012.

Investment Advisory and Other Services

Additional Information about the Manager, the Sub-Adviser and the Distributor

Management Fees

During the fiscal years ended December 31, 2011, 2010 and 2009 the Fund accrued fees to the Manager as follows:

Year	Fee	Waivers and Reimbursements

2011	$173,746	All waived. In addition, the Manager agreed to reimburse the Fund for expenses in the amount of $77,093, which was paid in 2011.

Year	Fee	Waivers and Reimbursements

2010	$115,043	All waived. In addition, the Manager agreed to reimburse the Fund for expenses in the amount of $305,696, which was paid in 2010. $102,309 was paid in early January 2011.

2009	$146,132	All waived. In addition, the Manager agreed to reimburse the Fund for expenses in the amount of $163,122, which was paid in 2009. $11,327 was paid in early January 2010.

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund’s Distributor. The Distributor currently handles the distribution of the Funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund; and

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities an

(ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii) maintain the Fund’s books and records and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv) prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

(v) respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) expenses of portfolio pricing and keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; (v) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (vi) legal and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (ix) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.30 of 1% of such net asset value.

For its services, the Manager is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of each business day at the annual rate of 0.90 of 1% of such net asset value on net assets of the Fund up to $100,000,000, 0.85 of 1% on net assets of the Fund above $100,000,000 to $250,000,000 and 0.80 of 1% of the Fund’s net assets above $250,000,000.

The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision.

The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser’s expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser’s, administrator’s or principal underwriter’s duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund’s officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

The Sub-Advisory Agreement provides that it shall, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Fund’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Fund and by such a vote of the Trustees.

The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.50 of 1% of such net asset value on net assets of the Fund up to $100,000,000; 0.45 of 1% of the Fund’s net assets above $100,000,000 to $250,000,000 and 0.40 of 1% of the Fund's net assets above $250,000,000.

Expense Limitation

The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares. These expense limitations are in effect until April 30, 2013.  Prior to April 30, 2012, the arrangement may not be terminated without the approval of the Board of Trustees. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. Beginning in fiscal 2011, for a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund certain fees and expenses waived or reimbursed subject to contractual limitations. As of December 31, 2011, the total of these fees and expenses was $250,839 which expires on December 31, 2014.

Information about the Manager and the Sub-Adviser

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds.  As of March 31, 2012, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds, $358 million in the high-income corporate bond fund and $21 million in this equity fund. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC. Performance of the Advisory and Administration Agreement is guaranteed by AMC.

The Sub-Adviser is an SEC-registered investment adviser located at 3750 Dacoro Lane, Suite 100, Castle Rock, CO 80109. Founder, Chief Investment Officer and Co-Portfolio Manager of the Fund, Sandy Rufenacht, a

24-year veteran of the mutual fund industry, manages all of the Sub-Adviser’s portfolios along with the support and resources of a team of experienced high-yield and equity specialists. Mr. Rufenacht has primary responsibility in selection of securities for purchase or sale and portfolio management, thus enabling him to make immediate decisions and allowing for a high level of efficiency in the portfolio construction process.

Additional Information About the Portfolio Managers

Sandy Rufenacht is the co-portfolio manager responsible for the day-to-day management of the Fund. In addition to the Fund, Mr. Rufenacht manages Aquila Three Peaks High Income Fund, another fund in the Aquila Group of Funds, with assets under management of approximately $369 million as of December 31, 2011.  Mr. Rufenacht does not manage the portfolio of any other investment company or pooled investment vehicle.  Mr. Rufenacht and Mr. Olson co-manage 37 other accounts with combined assets that totaled $900 million as of December 31, 2011.  The compensation paid by all of these clients is computed as a percentage of assets under management. No account or fund has performance based fees.

Mr. Rufenacht owns 100% of the outstanding shares of the Sub-Adviser and his cash compensation is in his own discretion and is not based on performance.

Brent Olson is the co-portfolio manager of the Fund.  In addition to the Fund, Mr. Olson is the co-portfolio manager of Aquila Three Peaks High Income Fund, with assets under management of $369 million as of December 31, 2011.  Mr. Olson does not manage the portfolio of any other investment company or pooled investment vehicle.

Mr. Olson receives a base salary and a discretionary bonus not tied to investment performance.

Notwithstanding the disclosure below under “Additional Information about the Sub-Adviser, there are at present no situations where the Fund’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts.

Mr. Rufenacht owned shares of the Fund in the range of $100,000 - $500,000 as of December 31, 2011.  Mr. Olson did not own any shares of the Fund as of December 31, 2011.

Additional Information about the Sub-Adviser

The investment activities of the Sub-Adviser in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Sub-Adviser may provide investment advisory services to other funds and accounts that have investment objectives, securities holdings, and strategies that are the same as, or differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment that are adverse to the Fund’s investment strategies or activities.  Other funds or accounts advised by the Sub-Adviser may have conflicting or competing interests arising from investment objectives that are similar to those of the Fund. Those accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics.  The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund.  As a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Sub-Adviser and the Fund may experience losses during periods in which other accounts advised by the Sub-Adviser achieve gains. The Sub-Adviser has adopted policies and procedures designed to address potential conflicts of interest and prevent favoring one client over another.  It is possible, however, such policies and procedures may limit the Fund’s investment activities and affect its performance.

Underwriting Commissions

During the following fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor

2011	$124,315	$11,300

2010	$ 51,773	$ 4,550

2009	$ 6,244	$ 833

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $10,000	4.25%	3.75%

$10,000 but less than $25,000	4.00%	3.50%

$25,000 but less than $50,000	3.75%	3.50%

$50,000 but less than $100,000	3.50%	3.25%

$100,000 but less than $250,000	3.25%	3.00%

$250,000 but less than $500,000	3.00%	2.75%

$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

The Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the

Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.30 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts  within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan;

and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

During the fiscal year ended December 31, 2011, payments were made under Part I and Part II of the Plan.  De minimis payments were also made under Part III of the Plan.  All payments were to Qualified Recipients, most of whom are broker-dealers, and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended December 31, 2011, payments to Qualified Recipients under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$37,035	$2,154	$34,881
Part II	$13,023	$2,100	$10,923
Part III	$ 36	$ 0	$ 36

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

The Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2011, $4,341 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.  During the fiscal year ended December 31, 2011, payments made to Qualified Recipients under Part II of the Plan with respect to the Fund’s Class I Shares amounted to $27.

General Provisions

While the Services Plan is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

           While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Fund, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Fund’s Shareholder Servicing Agent (transfer agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts  01581.

The Fund’s Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund’s assets.

The Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Brokerage Allocation and Other Practices

The amounts of brokerage commissions paid during each of the fiscal years ended December 31, 2011, 2010 and 2009 were approximately $31,800, $38,200 and $13,800, respectively.  The reasons for the varying differences in the amount of brokerage commissions paid during these years is primarily due to variations in the Fund’s assets over this three-year period, and the transition to expanding the Fund’s strategy and appointment of a Sub-Adviser in the fourth quarter of 2010.   During the fiscal year ended December 31, 2011, the total amount of securities traded on behalf of the Fund was $21,011,136 on which $31,800 was paid in commissions to brokers for executing such transactions.

The following provisions describing the brokerage allocation and other practices relating to purchases and sales of the Fund’s debt and equity securities are derived from the Sub-Advisory Agreement. The Sub-Adviser, as a fiduciary, has full discretion in making investment and trade allocation decisions for the Fund.  The Sub-Adviser fully recognizes its fiduciary responsibility to act in the best interests of the Fund, as well as its other clients, when making decisions relative to opportunities, including those on both sides of an issuer’s capital structure.  In general, the primary consideration in effecting equity and debt transactions for the Fund is obtaining the most favorable prices and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission or markup, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions (or markups), the Fund will not necessarily be paying the lowest spread or commission (or markup) available. The Sub-Adviser has complete freedom as to the markets in which and the broker-dealers through whom (acting on an agency basis or as principal) it operates to seek this result. The Sub-Adviser may consider a number of factors in determining which broker-dealers to use. These factors include, but are not limited to, the nature and timing of the trade; the financial condition and execution capability of the broker-dealer; and the reasonableness and overall cost of the trade under prevailing market conditions. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services.  The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

The Sub-Adviser may combine or aggregate trades in the same security into a single order in which the Fund and all participating accounts will receive the same average price per share for the transacted security.  If an aggregated order is not completely filled at the end of a trading day, any further trading of the security will continue to be allocated on a pro rata basis across participating accounts.  In an effort to achieve trading efficiencies while seeking to obtain best execution, the Sub-Adviser may also engage in interfund or cross transactions consistent with Rule 17a-7 under the 1940 Act and procedures established by the Board of Trustees.

Capital Stock

The Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.25% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.30 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C

Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no contingent deferred sales charge and no distribution fee. There is a 2% redemption fee on redemptions within 90 days of purchase.

* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets. There is a 2% redemption fee on redemptions within 90 days of purchase.

The Fund’s four classes of shares differ in their sales charge structures and ongoing expenses.  All four classes represent interests in the same portfolio of securities and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund’s Board of Trustees may change the name of the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund’s classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Short-Term Trading; Redemption Fee

The Fund and the Distributor may reject any order for the purchase of shares. For example, because excessive movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Fund may reject purchase orders, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares’ redemption value on any redemption (including redemption by exchange) of Class A Shares on which a sales charge is not imposed, of Class I Shares or of Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares.  The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special CDSC upon redemption of the same age-dated share lot(s).  The amount of the CDSC is calculated based on the lesser of the net asset value of an age-dated share lot at the time of purchase or at the time of redemption.  As stated in the Prospectus it is the Fund’s intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as indicated in the following table:

Value of Share Lot(s)	CDSC You Will Pay on Redemption	Commission Paid to Broker/Dealer
$1 million and up to $2.5 million	1% in years 1 & 2 0.50% of 1% in years 3 & 4	1%
	None	0.25% in 4 payments over 4 years
Over $2.5 million and up to $5 million	0.50% of 1% in year 1 0.25% of 1% in year 2 0.0 in years 3 & 4	0.50%
	None	0.25% in 2 payments over 2 years
Over $5 million	None	0.25%

A series of investments may increase the total value of an account so that subsequent purchases of age-dated share lots qualify for a shorter holding period and a lower CDSC, as described in the table above, without altering the holding period or CDSC for earlier age-dated share lots acquired at a lower total account value.

This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC
Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A
Shares, the latter will be redeemed first, unless you specifically request the redemption of CDSC shares.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $10,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen-month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, within 90 days prior to the Distributor’s receipt of your Letter of Intent  and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds,

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager,  the Distributor, and the sub-adviser of any  fund in the Aquila Group of Funds and the parents and/or affiliates of such companies,

*	selected broker dealers, their officers and employees and other investment professionals,

*	certain persons connected with firms providing legal, advertising or public relations assistance,

*	certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)           satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)           gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)           complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*           certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*           certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Investors may exchange securities acceptable to the Manager (after consultation with the Sub-Adviser) for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Fund.

Such additional compensation is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Fund or its shareholders, although such resources may include profits derived from services provided to the Fund..  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Fund’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder appreciation events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Fund no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

The following important information should be noted:

(1)           CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

(2)           Redemption Fee Applicable to Certain Exchanges. The Fund currently imposes a redemption fee on any redemption, including redemption by exchange, of Class A Shares on which a sales charge is not imposed, and of Class I Shares and Class Y Shares, if the redemption occurs within 90 days of purchase.

This Fund, as well as the other funds in the Aquila Group of Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence.  The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund’s shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; should any  capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund into which exchange is desired may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each of the Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, using the last sale price on any particular exchange, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding. The close of the principal exchanges or other markets on which some of the Fund’s portfolio securities are traded may be later than 4:00 p.m. New York time. Debt securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Each portfolio security is priced daily by a nationally recognized securities pricing service (Reuters currently serves as the primary service provider) using the last sale price on any particular exchange at the market close, or if the relevant market does not close, then as of 4:00 p.m. New York time. In the event the primary pricing service is unable to perform its daily pricing responsibilities, the secondary pricing service (currently FT Interactive Data) is used.

Circumstances such as a significant market event, low trading volume, illiquidity, or high volatility with respect to a particular security may prompt the Fund’s Valuation Committee to meet in order to determine appropriate action, if any, which could possibly include determining the fair value of the security.  In the event that a security must be fair valued, the Valuation Committee may request such information as it considers appropriate, including past price changes of the security involved.

The Valuation Committee shall be comprised of the Manager’s Chairman, President & CEO, Executive Vice President and any employee of the Manager who formerly served as Treasurer of the Fund, as well the Fund’s Chief Financial Officer, Assistant Treasurer and Chief Compliance Officer.  One member of the Valuation Committee shall constitute a quorum.

The Fund’s Portfolio Managers may be consulted by the Valuation Committee as appropriate but shall not be members of the Valuation Committee and shall not make determinations as to the fair value of a security held by the Fund.

As indicated above, the net asset value per share of the Fund’s shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility  and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

The Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as reported at the end of each calendar quarter, no earlier than the first business day falling 30 days after the quarter’s end.  Such information will remain accessible until the next schedule is made publicly available.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.www.aquilafunds.com The Fund also discloses the five largest holdings by market value as of the close of the last business day each calendar quarter-end by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the earlier of the next such posting or the 5th business day of the month following a calendar quarter-end.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Manager, Sub-Adviser, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

The Fund also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 30-day lag.

Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.

Additional Tax Information

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount.  In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Fund. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any, realized by the fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.  As of December 31, 2011, there were post October capital loss deferrals of $72,311 which will be recognized in the following year.

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  If however the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.  Such distributions will not be eligible for the dividends-received deduction.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Special rules, however, apply to certain dividends paid to individuals. Certain dividends, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund to an individual in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.  Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties.  Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S.  Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  A shareholder’s tax basis in the shares so received will be equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.  Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares.  A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends.  Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Underwriters

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution

Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2011 were as follows:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors Inc.	$11,300	None	None	None1
1. Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated authority to vote all proxies related to the Fund’s portfolio securities to the Sub-Adviser, Three Peaks Capital Management, LLC, and has approved the Sub-Adviser’s Proxy Voting Policies and Procedures for use in voting proxies on behalf of the Fund.

The following are excerpts relevant to the Fund from the Sub-Adviser’s Statement of Proxy Voting Policies and Procedures.

THREE PEAKS CAPITAL MANAGEMENT, LLC
STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES

General Statement

Three Peaks Capital Management LLC manages portfolios in the high yield bond market and the equity market.  Therefore, on the high yield bond portfolios, the firm does not vote proxies.  However, on the equity portfolios, the proxy voting policies and procedures are set forth below.

The purposes of these proxy policies and procedures is to set forth the principles, guidelines and procedures by which Three Peaks Capital Management LLC (the “Firm” or “TPCM”) votes the securities owned by its clients for which the Firm exercises voting authority and discretion (“Proxies”).  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  Our authority to vote Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

Proxy Voting Procedures

The guiding principle by which the Firm votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings.  The Firm does not permit voting decisions to be influenced in any matter that is contrary to, or dilutive of, this guiding principle.  It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.

It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Firm reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Firm, the costs associated with voting such Proxy outweigh the benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of the Firm.

Proxy Guidelines

A.           TPCM’s Proxy Voting Guidelines – General Practices.

The Firm uses an independent, third-party vendor (currently RiskMetrics Group) to implement its proxy voting process as the Firm’s proxy voting agent.  In general, whenever a vote is solicited, RiskMetrics Group will execute the vote according to the Firm’s Voting Guidelines (which generally follow [Institutional Shareholder Services ("ISS")] recommendations).

B.           Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy

Voting Guidelines.  In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.  If any person, group, or entity requests the Proxy Voting Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Voting Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s.  The Proxy Voting Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C.           Other Proxy Proposals
For the following categories of  proposals either the Proxy Voting Committee will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.

1.
New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Voting Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	[Accounts Adhering to Taft Hartley Principles.]

3.	[Accounts Adhering to Socially Responsible Principles.]

4.
Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, the Firm will refrain from voting such securities.  However, in the exceptional circumstances that TPCM determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Voting Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above will be voted on the specific instruction of the Proxy Voting Committee.

6.	Executive/Director Compensation. Proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Voting Committee.

7.
Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Voting Committee will consider the size of the company and the nature of its shareholder base.

D.           Voting [Guidelines]

The [Voting Guidelines] are designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts.  However, the Firm reserves the right to depart from these guidelines in any particular instance in order to avoid voting decisions that may be contrary to the clients’ best interests.

Elections of Directors: In many instances, election of directors is a routine voting issue.  Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may, for example, withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  In addition, we may also withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter.  The Firm believes that management remains in the best position to choose the accounting firm and will support management’s recommendation, except that we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, the Firm will cast its votes in accordance with the company’s management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company of have a material economic effect on the company.

Corporate Restructurings, Mergers and Acquisitions: The Firm believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: The Firm believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

Corporate Governance: The Firm recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and CEO.

Anti-Takeover Measures: The Firm believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we may support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

Executive Compensation: The Firm believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Corporate Responsibility: The Firm will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether the proposal will have a financial impact on shareholder value. We may vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxies of Certain Non-U.S. Issuers: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction.  Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. The Firm may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required, we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

________________________________________________________________________

Additional Information Regarding Proxy Voting.  Voting records will be maintained in a dedicated file for proxy votes.  In cases where votes may be considered controversial, the portfolio manager may document the reasoning for the vote and add that to the file.  The Manager will rely on the Securities and Exchange Commission’s EDGAR (Electronic Data Gathering and Retrieval) system to provide proxy statement documentation.

The proxy-voting record of the Fund is available upon request by calling (800) 437-1020 and on the SEC’s website at http://www.sec.gov.

APPENDIX A

NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Nationally Recognized Statistical Rating Organizations

At the date of this Statement of Additional Information there are ten organizations registered with the Securities and Exchange Commission (SEC) as Nationally Recognized Statistical Rating Organizations (“NRSROs”) under Section 15E of the Securities Exchange Act of 1934. Not all NRSROs rate securities in which the Fund invests. The names of some important and widely-known NRSROs, brief summaries of their respective rating systems, some of the factors considered by each of them in issuing ratings, and their individual procedures are described below.

STANDARD & POOR’S

Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  S&P’s commercial paper ratings are graded into several categories from “A-1” for the highest-quality obligations (which can also have a plus (+) sign designation) to “D” for the lowest. The two highest categories are:

A-1:	This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

A-2:	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

1)	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

2)	Nature of and provisions of the obligation; and

3)
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The two highest categories are:

AAA:	Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.

MOODY’S INVESTORS SERVICE

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capital structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of markets and assured sources of alternative liquidity.

Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

FITCH RATINGS

The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.  Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.  Fitch short-term ratings are:

F-1+:	Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:	Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

The Fitch long-term rating represents their assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. The Fitch long-term rating are:

AAA:
Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.